QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1

        AMENDMENT NO. 2 and WAIVER dated as of March 31, 2004 (this "Amendment"), to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 26, 2002 (as amended by Amendment No. 1 dated as of June 30, 2003, the "Credit Agreement"), among Jefferson Smurfit Corporation (U.S.), a Delaware corporation (the "Borrower"); Smurfit-Stone Container Corporation, a Delaware corporation ("SSCC"); JSCE, Inc., a Delaware corporation ("JSCE"); the Lenders (as defined in the Credit Agreement); the Managing Agents (as defined in the Credit Agreement); the Fronting Banks (as defined in the Credit Agreement); JPMorgan Chase Bank, a New York banking corporation formerly known as The Chase Manhattan Bank ("JPMorgan"), and Deutsche Bank Trust Company Americas, a New York banking corporation formerly known as Bankers Trust Company ("DB"), as senior managing agents (in such capacity, the "Senior Managing Agents") for the Lenders; and JPMorgan, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and as swingline lender (in such capacity, the "Swingline Lender").

        A.    Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders, the Swingline Lender and the Fronting Banks have extended, and have agreed to extend, credit to the Borrower.

        B.    The Borrower, SSCC and JSCE have requested that the Credit Agreement be amended as set forth herein.

        C.    The Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

        D.    Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendments. Article VII of the Credit Agreement is hereby amended as follows:

            (a)   Section 7.14(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "SECTION 7.14. Consolidated EBITDA. (a) Prior to the Stone Transaction Date, permit Consolidated EBITDA for any four fiscal quarter period ending on a date set forth below to be less than the amount opposite such date:

Date	Amount
December 31, 2003	$225,000,000
March 31, 2004	$175,000,000
June 30, 2004	$175,000,000
September 30, 2004	$175,000,000
December 31, 2004	$175,000,000
March 31, 2005 and thereafter	$350,000,000

            (b)   Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "SECTION 7.15. Interest Coverage Ratio. (a) Prior to the Stone Transaction Date, permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense for any four fiscal quarter period ending on a date set forth below to be less than the ratio set forth opposite such date:

Date	Ratio
December 31, 2003	2.25 to 1.00
March 31, 2004	1.50 to 1.00
June 30, 2004	1.50 to 1.00
September 30, 2004	1.50 to 1.00
December 31, 2004	1.50 to 1.00
March 31, 2005 and thereafter	2.50 to 1.00

            (b)   Following the Stone Transaction Date, permit the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense for any four fiscal quarter period ending on a date set forth below to be less than the ratio set forth opposite such date:

Date	Ratio
June 30, 2004	1.30 to 1.00
September 30, 2004	1.30 to 1.00
December 31, 2004	1.50 to 1.00
March 31, 2005 and thereafter	1.75 to 1.00	"

          SECTION 2. Waiver. The Lenders hereby waive any Default or Event of Default that may have arisen as a result of the failure of the Borrower, SSCC and JSCE to comply with the provisions of Section 7.14(a) and Section 7.15(a) of the Credit Agreement prior to the effectiveness of this Amendment and with respect to, but only with respect to, the four fiscal quarter period ending on March 31, 2004.

          SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower, SSCC and JSCE represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 4. Effectiveness. This Amendment shall become effective as of the date first written above on the date on which the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, SSCC, JSCE and the Required Lenders.

          SECTION 5. Amendment Fee. The Borrowers agree to pay to the Administrative Agent for the account of each Lender that executes and delivers to the Administrative Agent (or its counsel) a copy of this Amendment at or prior to 5:00 p.m., New York City time, on April 19, 2004 (the "Signing Date"), an amendment fee (the "Amendment Fee") in an amount equal to 0.05% of the sum of such Lender's Revolving Credit Commitment (whether used or unused) and the principal amount of such Lender's outstanding Term Loans, in each case as of the Signing Date. The Amendment Fee shall be payable upon and subject to the effectiveness of this Amendment in accordance with Section 4 hereof. Once paid, the Amendment Fee shall not be refundable under any circumstances.

          SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Managing Agents, the Fronting Banks, the Senior Managing Agents, the Administrative Agent, the Collateral Agent, the Swingline Lender, the Borrower, SSCC, JSCE or the Guarantors under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

          SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          SECTION 8. Acknowledgment. Each of the undersigned Guarantors hereby acknowledges receipt of this Amendment and its review of the terms and conditions hereof. Each of the undersigned Guarantors hereby consents to the terms and conditions of this Amendment and hereby confirms its guarantee under the Guarantee Agreements to which it is a party and agrees that such guarantee shall continue to be in full force and effect and shall accrue to the benefit of the Lenders.

          SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

JEFFERSON SMURFIT CORPORATION (U.S.),
By	/s/ RICHARD P. MARRA Name: Richard P. Marra Title: Assistant Treasurer
SMURFIT-STONE CONTAINER CORPORATION,
By	/s/ RICHARD P. MARRA Name: Richard P. Marra Title: Assistant Treasurer
JSCE, INC.,
By	/s/ RICHARD P. MARRA Name: Richard P. Marra Title: Assistant Treasurer

JPMORGAN CHASE BANK, individually and as Administrative Agent, Collateral Agent, Swingline Lender and Senior Managing Agent,
By	/s/ PETER S. PREDUN Name: Peter S. Predun Title: Vice President
DEUTSCHE BANK TRUST COMPANY AMERICAS, individually and as Fronting Bank and Senior Managing Agent,
By	/s/ MARCO ORLANDO Name: Marco Orlando Title: Director
GUARANTORS
SMURFIT-STONE CONTAINER CORPORATION,
By	/s/ RICHARD P. MARRA Name: Richard P. Marra Title: Assistant Treasurer
JSCE, INC.,
By	/s/ RICHARD P. MARRA Name: Richard P. Marra Title: Assistant Treasurer
SMURFIT NEWSPRINT CORPORATION,
By	/s/ RICHARD P. MARRA Name: Richard P. Marra Title: Assistant Treasurer
JSC CAPITAL CORPORATION,
By	/s/ RICHARD P. MARRA Name: Richard P. Marra Title: Assistant Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 2 AND WAIVER DATED AS OF MARCH 31, 2004, TO THE THIRD AMENDED AND RESTATED JEFFERSON SMURFIT CORPORATION (U.S.) CREDIT AGREEMENT DATED AS OF SEPTEMBER 26, 2002
AIMCO CDO SERIES 2000-A
By	/s/ PATRICIA W. WILSON Name: Patricia W. Wilson Title: Authorized Signatory

By	/s/ CHRIS GOERGEN Name: Chris Goergen Title: Authorized Signatory
AIMCO CDO SERIES 2001-A
By	/s/ PATRICIA W. WILSON Name: Patricia W. Wilson Title: Authorized Signatory

By	/s/ CHRIS GOERGEN Name: Chris Goergen Title: Authorized Signatory
ALLSTATE LIFE INSURANCE COMPANY
By	/s/ PATRICIA W. WILSON Name: Patricia W. Wilson Title: Authorized Signatory

By	/s/ CHRIS GOERGEN Name: Chris Goergen Title: Authorized Signatory
APEX (TRIMARAN) CDO I, LTD. BY TRIMARAN ADVISORS, L.L.C.
By	/s/ DAVID M. MILLISON Name: David M. Millison Title: Managing Director

CREDIT LYONNAIS NEW YORK BRANCH
By	/s/ SCOTT R. CHAPPELKA Name: Scott R. Chappelka Title: Vice President
CREDIT INDUSTRIEL ET COMMERCIAL
By	/s/ SEAN MOUNIER Name: Sean Mounier Title: First Vice President

By	/s/ BRIAN O'LEARY Name: Brian O'Leary Title: Vice President
CITIBANK N.A.
By	/s/ GEORGE F. VAN Name: George F. Van Title: Managing Director
HARBOUR TOWN FUNDING LLC
By	/s/ ANN E. MORRIS Name: Ann E. Morris Title: Asst. Vice President
MUIRFIELD TRADING LLC
By	/s/ ANN E. MORRIS Name: Ann E. Morris Title: Asst. Vice President
OLYMPIC FUNDING TRUST, SERIES 1999-1
By	/s/ ANN E. MORRIS Name: Ann E. Morris Title: Asst. Vice President
RIVIERA FUNDING LLC
By	/s/ ANN E. MORRIS Name: Ann E. Morris Title: Asst. Vice President

SAWGRASS TRADING LLC
By	/s/ ANN E. MORRIS Name: Ann E. Morris Title: Asst. Vice President
SFT TRADING, INC.
By	/s/ ANN E. MORRIS Name: Ann E. Morris Title: Asst. Vice President
SRF 2000, INC.
By	/s/ ANN E. MORRIS Name: Ann E. Morris Title: Asst. Vice President
GALLATIN FUNDING I LTD. BY: BEAR STEARNS ASSET MANAGEMENT INC. AS ITS COLLATERAL MANAGER
By	/s/ NIALL D. ROSENSWEIG Name: Niall D. Rosensweig Title: Associate Director
GRAYSTON CLO 2001-01 LTD. BY: BEAR STEARNS ASSET MANAGEMENT INC. AS ITS COLLATERAL MANAGER

By	/s/ NIALL D. ROSENSWEIG Name: Niall D. Rosensweig Title: Associate Director
BANK ONE, NA
By	/s/ KAREN C. RYAN Name: Karen C. Ryan Title: Director
THE BANK OF NEW YORK
By	/s/ MARK WRIGLEY Name: Mark Wrigley Title: Vice President

BANK OF AMERICA, N.A
By	/s/ ANDREW STINSON Name: Andrew Stinson Title: Vice President
FIRST DOMINION FUNDING I
By	/s/ ANDREW MARSHAK Name: Andrew Marshak Title: Authorized Signatory
SEQUILS-CUMBERLAND I, LTD. BY: DEERFIELD CAPITAL MANAGEMENT LLC AS ITS COLLATERAL MANAGER
By	/s/ PETER SAKON Name: Peter Sakon Title: Vice President
ROSEMONT CLO, LTD. BY: DEERFIELD CAPITAL MANAGEMENT LLC AS ITS COLLATERAL MANAGER
By	/s/ PETER SAKON Name: Peter Sakon Title: Vice President
BRYN MAWR CLO, LTD. BY: DEERFIELD CAPITAL MANAGEMENT LLC AS ITS COLLATERAL MANAGER
By	/s/ PETER SAKON Name: Peter Sakon Title: Vice President
FOREST CREEK CLO, LTD. BY: DEERFIELD CAPITAL MANAGEMENT LLC AS ITS COLLATERAL MANAGER
By	/s/ PETER SAKON Name: Peter Sakon Title: Vice President

VAN KAMPEN CLO I, LIMITED BY: VAN KAMPEN INVESTMENT ADVISORY CORP. AS COLLATERAL MANAGER
By	/s/ WILLIAM LENGA Name: William Lenga Title: Executive Director
VAN KAMPEN CLO II, LIMITED BY: VAN KAMPEN INVESTMENT ADVISORY CORP. AS COLLATERAL MANAGER
By	/s/ WILLIAM LENGA Name: William Lenga Title: Executive Director
VAN KAMPEN SENIOR INCOME TRUST BY: VAN KAMPEN INVESTMENT ADVISORY CORP.
By	/s/ BRAD LANGS Name: Brad Langs Title: Executive Director
THE BANK OF NOVA SCOTIA
By	/s/ V. GIBSON Name: V. Gibson Title: Assistant Agent
TCW SELECT LOAN FUND, LIMITED BY: TCW ADVISORS, INC., AS ITS COLLATERAL MANAGER
By	/s/ G. STEVEN KALIN Name: G. Steven Kalin Title: Senior Vice President

By	/s/ RICHARD F. KURTH Name: Richard F. Kurth Title: Senior Vice President
SEQUILS IV, LTD. BY: TCW ADVISORS, INC., AS ITS COLLATERAL MANAGER
By	/s/ G. STEVEN KALIN Name: G. Steven Kalin Title: Senior Vice President

By	/s/ RICHARD F. KURTH Name: Richard F. Kurth Title: Senior Vice President
SEQUILS I, LTD. BY: TCW ADVISORS, INC., AS ITS COLLATERAL MANAGER
By	/s/ G. STEVEN KALIN Name: G. Steven Kalin Title: Senior Vice President

By	/s/ RICHARD F. KURTH Name: Richard F. Kurth Title: Senior Vice President
CELERITY CLO LIMITED BY: TCW ADVISORS, INC., AS AGENT
By	/s/ G. STEVEN KALIN Name: G. Steven Kalin Title: Senior Vice President

By	/s/ RICHARD F. KURTH Name: Richard F. Kurth Title: Senior Vice President
EASTMAN HILL FUNDING I, LIMITED BY: TCW ADVISORS, INC., AS ITS COLLATERAL MANAGER
By	/s/ G. STEVEN KALIN Name: G. Steven Kalin Title: Senior Vice President
STANFIELD CLO LTD. BY: STANFIELD CAPITAL PARTNERS LLC AS ITS COLLATERAL MANAGER
By	/s/ CHRISTOPHER E. JANSEN Name: Christopher E. Jansen Title: Managing Partner

STANFIELD ARBITRAGE CDO, LTD. BY: STANFIELD CAPITAL PARTNERS LLC AS ITS COLLATERAL MANAGER
By	/s/ CHRISTOPHER E. JANSEN Name: Christopher E. Jansen Title: Managing Partner
CASTLE HILL III CLO, LIMITED BY: SANKATY ADVISORS, LLC AS COLLATERAL MANGER
By	/s/ STACEY BRAATZ Name: Stacey Braatz Title: Secretary
CASTLE HILL II—INGOTS, LTD. BY: SANKATY ADVISORS, LLC AS COLLATERAL MANGER
By	/s/ STACEY BRAATZ Name: Stacey Braatz Title: Secretary
RACE POINT, LIMITED BY: SANKATY ADVISORS, LLC AS COLLATERAL MANGER
By	/s/ STACEY BRAATZ Name: Stacey Braatz Title: Secretary
RACE POINT II CLO, LIMTED BY: SANKATY ADVISORS, LLC AS COLLATERAL MANGER
By	/s/ STACEY BRAATZ Name: Stacey Braatz Title: Secretary
CASTLE HILL I—INGOTS, LTD. BY: SANKATY ADVISORS, LLC AS COLLATERAL MANGER
By	/s/ STACEY BRAATZ Name: Stacey Braatz Title: Secretary

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC. AS INVESTMENT MANGER
By	/s/ STACEY BRAATZ Name: Stacey Braatz Title: Secretary
OAK HILL SECURIES FUND, L.P. BY: OAK HILL SECURITIES GENPAR, L.P. ITS GENERAL PARTNER BY: OAK HILL SECURITIES MGP, INC., ITS GENERAL PARTNER
By	/s/ SCOTT D. KRASE Name: Scott D. Krase Title: Vice President
OAK HILL SECURIES FUND II, L.P. BY: OAK HILL SECURITIES GENPAR II, L.P. ITS GENERAL PARTNER BY: OAK HILL SECURITIES MGP II, INC., ITS GENERAL PARTNER
By	/s/ SCOTT D. KRASE Name: Scott D. Krase Title: Vice President
OAK HILL CREDIT PARTNERS I, LIMITED BY: OAK HILL CLO MANAGEMENT I, LLC AS INVESTMENT MANAGER
By	/s/ SCOTT D. KRASE Name: Scott D. Krase Title: Authorized Person
OAK HILL CREDIT PARTNERS II, LIMITED BY: OAK HILL CLO MANAGEMENT II, LLC AS INVESTMENT MANAGER
By	/s/ SCOTT D. KRASE Name: Scott D. Krase Title: Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED BY: OAK HILL CLO MANAGEMENT III, LLC AS INVESTMENT MANAGER
By	/s/ SCOTT D. KRASE Name: Scott D. Krase Title: Authorized Person
NORDEA BANK FINLAND PLC
By	/s/ GERALD E. CHELIUS, JR. Name: Gerald E. Chelius, Jr. Title: Senior Vice President—Credit

By	/s/ JOSEPH A. CICCOLINI Name: Joseph A. Ciccolini Title: Vice President—Corporate Banking
THE MITSUBISHI TRUST AND BANKING CORPORATION
By	/s/ RYO MAGOME Name: Ryo Magome Title: Senior Vice President
KZH CRESCENT-2 LLC
By	/s/ HI HUA Name: Hi Hua Title: Authorized Agent
KZH CRESCENT-3 LLC
By	/s/ HI HUA Name: Hi Hua Title: Authorized Agent
KZH CYPRESSTREE-1 LLC
By	/s/ HI HUA Name: Hi Hua Title: Authorized Agent

KZH ING-2 LLC
By	/s/ HI HUA Name: Hi Hua Title: Authorized Agent
KZH STERLING LLC
By	/s/ HI HUA Name: Hi Hua Title: Authorized Agent
SOCIETE GENERALE
By	/s/ ANNE-MARIE DUMORTIE Name: Anne-Marie Dumortie Title: Vice President
SARATOGA CLO I, LIMITED BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS ASSET MANAGER
By	/s/ JOSEPH ROTONDO Name: Joseph Rotondo Title: Authorized Signatory
SEQUILS-LIBERTY, LTD. BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS COLLATERAL MANAGER
By	/s/ JOSEPH ROTONDO Name: Joseph Rotondo Title: Authorized Signatory
INVESCO EUROPEAN CDO I S.A. BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS COLLATERAL MANAGER
By	/s/ JOSEPH ROTONDO Name: Joseph Rotondo Title: Authorized Signatory
AIM FLOATING RATE FUND BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS SUB-ADVISOR
By	/s/ JOSEPH ROTONDO Name: Joseph Rotondo Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD. BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS INVESTMENT ADVISOR
By	/s/ JOSEPH ROTONDO Name: Joseph Rotondo Title: Authorized Signatory
CHARTER VIEW PORTFOLIO BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS INVESTMENT ADVISOR
By	/s/ JOSEPH ROTONDO Name: Joseph Rotondo Title: Authorized Signatory
AVALON CAPITAL LTD. 2 BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS PORTFOLIO ADVISOR
By	/s/ JOSEPH ROTONDO Name: Joseph Rotondo Title: Authorized Signatory
AVALON CAPITAL LTD. BY: INVESCO SENIOR SECURED MANAGEMENT, INC. AS PORTFOLIO ADVISOR
By	/s/ JOSEPH ROTONDO Name: Joseph Rotondo Title: Authorized Signatory
SEQUILS—PILGRIM I, LTD BY: ING INVESTMENTS, LLC AS ITS INVESTMENT MANAGER
By	/s/ JAMES E. GRIMES Name: James E. Grimes Title: Vice President
ML CLO XII PILGRIM AMERICA (CAYMAN) LTD BY: ING INVESTMENTS, LLC AS ITS INVESTMENT MANAGER
By	/s/ JAMES E. GRIMES Name: James E. Grimes Title: Vice President

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD BY: ING INVESTMENTS, LLC AS ITS INVESTMENT MANAGER
By	/s/ JAMES E. GRIMES Name: James E. Grimes Title: Vice President
ML CLO XX PILGRIM AMERICA (CAYMAN) LTD BY: ING INVESTMENTS, LLC AS ITS INVESTMENT MANAGER
By	/s/ JAMES E. GRIMES Name: James E. Grimes Title: Vice President
ING PRIME RATE TRUST BY: AELTUS INVESTMENT MANAGEMENT, INC. AS ITS INVESTMENT MANAGER
By	/s/ JAMES E. GRIMES Name: James E. Grimes Title: Vice President
ING SENIOR INCOME FUND BY: AELTUS INVESTMENT MANAGEMENT, INC. AS ITS INVESTMENT MANAGER
By	/s/ JAMES E. GRIMES Name: James E. Grimes Title: Vice President
FORTIS CAPITAL CORP.
By	/s/ DOUGLAS V. RLAHI Name: Douglas V. Rlahi Title: Senior Vice President

By	/s/ KATHLEEN DELAHOWER Name: Kathleen DeLahower Title: Senior Vice President
FOOTHILL INCOME TRUST II, L.P. BY: FIT II GP, LLC, ITS GENERAL PARTNER
By	/s/ SEAN T. DIXON Name: Sean T. Dixon Title: Managing Director

FLEET NATIONAL BANK
By	/s/ ANDREW STINSON Name: Andrew Stinson Title: Vice President
FLAGSHIP CLO 2001-1
By	/s/ MARK PELLETIER Name: Mark Pelletier Title: Director
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND
By	/s/ JOHN H. COSTELLO Name: John H. Costello Title: Assistant Treasurer
SENIOR DEBT PORTFOLIO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR
By	/s/ JOHN REDDING Name: John Redding Title: Vice President
EATON VANCE SENIOR INCOME TRUST BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By	/s/ JOHN REDDING Name: John Redding Title: Vice President
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By	/s/ JOHN REDDING Name: John Redding Title: Vice President

OXFORD STRATEGIC INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By	/s/ JOHN REDDING Name: John Redding Title: Vice President
EATON VANCE CDO III, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By	/s/ JOHN REDDING Name: John Redding Title: Vice President
COSTANTINUS EATON VANCE CDO V, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By	/s/ JOHN REDDING Name: John Redding Title: Vice President
GRAYSON & CO BY: BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR
By	/s/ JOHN REDDING Name: John Redding Title: Vice President
BIG SKY SENIOR LOAN FUND, LTD. BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By	/s/ JOHN REDDING Name: John Redding Title: Vice President
EATON VANCE VT FLOATING-RATE INCOME FUND BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
By	/s/ JOHN REDDING Name: John Redding Title: Vice President

WACHOVIA BANK
By	/s/ SHAWN JANKO Name: Shawn Janko Title: Vice President
CARLYLE HIGH YIELD PARTNERS IV, LTD.
By	/s/ LINDA PACE Name: Linda Pace Title: Managing Director
CARLYLE HIGH YIELD PARTNERS III, LTD.
By	/s/ LINDA PACE Name: Linda Pace Title: Managing Director
CARLYLE HIGH YIELD PARTNERS II, LTD.
By	/s/ LINDA PACE Name: Linda Pace Title: Managing Director
CARLYLE HIGH YIELD PARTNERS, L.P.
By	/s/ LINDA PACE Name: Linda Pace Title: Managing Director
TRANSAMERICA BUSINESS CAPITAL CORPORATION
By	/s/ KARL KIEFFER Name: Karl Kieffer Title: Duly Authorized Signatory
GENERAL ELECTRIC CAPITAL CORPORATION
By	/s/ KARL KIEFFER Name: Karl Kieffer Title: Duly Authorized Signatory

QuickLinks

  Exhibit 10.1